UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 25, 2004

                                 Xenomics, Inc.
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             (Exact name of registrant as specified in its charter)


             Florida                                            04-3721895
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  (State or other jurisdiction                                 IRS Employer
of incorporation or organization)                           Identification No.)

                        420 Lexington Avenue, Suite 1701
                            New York, New York 10170
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 297-0808


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          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On October 25, 2004, at a regularly scheduled board of directors meeting, Gary S. Jacob resigned as a director of Xenomics, Inc., a Florida corporation ("Xenomics"). Immediately thereafter, the board of directors of Xenomics elected V. Randy White and Thomas Adams, directors of Xenomics to serve until the next annual meeting of the stockholders of Xenomics and/or until their respective successors have been duly elected and qualified

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 26, 2004                         XENOMICS, INC.



                                                By:  /s/ V. Randy White
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                                                   V. Randy White
                                                   Chief Executive Officer

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